Exhibit 23.1


  Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-XXXXX) pertaining to the 2004 Long-Term Incentive Plan of Haverty Furniture Companies, Inc. of our report dated February 6, 2004, with respect to the consolidated financial statements and schedule of Haverty Furniture Companies, Inc. incorporated by reference in the Annual Report (Form 10-K) for the year ended December 31, 2003.


                                   /s/  Ernst &  Young  LLP

Atlanta, Georgia
November 10, 2004